Delaware Limited-Term Government Fund
        Supplement to Statement of Additional Information dated
                            April 28, 1999


  The following replaces the section Mortgage-Backed
  Securities under Investment Objective and Policies:

  Mortgage-Backed Securities
     In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund may also invest up to 35% of its assets in securities issued by certain private, nongovernment corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

     CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

     The Fund may also invest in CMOs, REMICs and commercial mortgage-backed securities (CMBS) that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities ("non-agency mortgage-backed securities"). These securities are secured by the underlying collateral of the private issuer. The Fund may invest its assets in such privately-issued CMOs, REMICs and CMBS only if the securities are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). The Fund may not invest more than 20% of its assets in securities, including CMOs, REMICS and CMBS, that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities.


     CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multi-family housing, retail shopping centers, office space, hotels and health care facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the
  loans directly into a CMBS trust or other entity.   CMBS are
  subject to credit risk, prepayment risk and extension risk. The Manager addresses credit risk by investing in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market. Unlike other asset classes, commercial loans have structural impediments to refinancing that include lockout periods, prepayment penalties, yield maintenance and defeasance. These devices reduce the uncertainty introduced by prepayment options. The Manager carefully analyzes the composition and proportions of various prepayment provisions to protect against unscheduled payments. Extension risk is the risk that balloon payments (i.e., the final payment on commercial mortgages, which are substantially larger than other periodic payments under the mortgage) are deferred beyond their originally scheduled date for payment. Extension risk measures the impact of a borrower's ability to pay the balloon payment in a timely fashion, while maintaining loan payments in accordance with the terms specified in the loan. For the investor, extension will increase the average life of the security, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Manager models and stress tests extension risk and invests only in structures where extension risk is acceptable under various scenarios.